Exhibit 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

August 14, 2015

among

PLAINS AAP, L.P.
As Borrower

The Lenders Party Thereto,

CITIBANK, N.A.,
as Administrative Agent

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
BANK OF AMERICA, N.A.,
MIZUHO CORPORATE BANK, LTD.,
DNB BANK ASA, NEW YORK BRANCH
as Co-Syndication Agents

CITIGROUP GLOBAL MARKETS INC.,
J.P. MORGAN SECURITIES, LTD.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
MIZUHO CORPORATE BANK, LTD.,
DNB MARKETS, INC.,
as Joint Arrangers and Joint Bookrunners

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of August 14, 2015 (the “First Amendment Closing Date”), is among PLAINS AAP, L.P., a Delaware limited partnership (the “Borrower”); the LENDERS party hereto (the “Lenders”); and CITIBANK, N.A., as Administrative Agent and as a Lender.

PRELIMINARY STATEMENT

Borrower, the Administrative Agent, and the Lenders are party to that certain Second Amended and Restated Credit Agreement, dated as of September 26, 2013 (the “Credit Agreement”), pursuant to which, among other things, (i) the Lenders committed to make Revolving Loans in an aggregate principal amount of up to $75,000,000 outstanding at any time; and (ii) the Lenders committed to make a Term Loan in an original principal amount of $500,000,000;

Borrower requests that the Credit Agreement be amended, and the Lenders have agreed, to, among other things, increase (i) the aggregate principal amount of the Lenders’ Revolving Commitments from $75,000,000 to $125,000,000, and (ii) the aggregate principal amount of the Term Loan from $500,000,000 to $550,000,000; and

Borrower, the Administrative Agent and the Lenders hereby execute this First Amendment to evidence such agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and pursuant to the terms of Credit Agreement, Borrower, the Administrative Agent and the Lenders agree to amend the Credit Agreement as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement):

ARTICLE I
AMENDMENTS

Section 1.01          Amendment to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by adding, modifying, or deleting the following defined terms, as applicable:

(a)       The following definition of “Anti-Corruption Laws” is hereby added to Section 1.01 in proper alphabetical order:

“ “Anti-Corruption Laws” has the meaning specified in Section 3.16.”

(b)       The definition of “Available Cash” is hereby deleted in its entirety.

(c)       The following definition of “Designated Jurisdiction” is hereby added to Section 1.01 in proper alphabetical order:

“ “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.”

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(d)       The following definition of “Designated Person” is hereby added to Section 1.01 in proper alphabetical order:

“ “Designated Person” has the meaning specified in Section 3.15.”

(e)       The following definition of “First Amendment to Credit Agreement” is hereby added to Section 1.01 in proper alphabetical order:

“ “First Amendment to Credit Agreement” means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of the First Amendment Closing Date (as such term is defined therein), among the Borrower, the Administrative Agent and the Lenders.”

(f)        The following definition of “First Amendment Effective Date” is hereby added to Section 1.01 in proper alphabetical order:

“ “First Amendment Effective Date” shall have the meaning set forth in the First Amendment to Credit Agreement.”

(g)       The following definition of “Incremental Commitment Increase” is hereby added to Section 1.01 in proper alphabetical order:

“ “Incremental Commitment Increase” has the meaning specified in Section 2.20(a).”

(h)       The following definition of “Incremental Term Loan” is hereby added to Section 1.01 in proper alphabetical order:

“ “Incremental Term Loan” has the meaning specified in Section 2.20(g).”

(i)        The following definition of “Interpolated Rate” is hereby added to Section 1.01 in proper alphabetical order:

“ “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available for dollars) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available for dollars) that exceeds the Impacted Interest Period, in each case, at such time.”

(j)        The definition of “LIBO Rate” is deleted in its entirety and replaced with the following:

“ “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate administered by the ICE Benchmark

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Administration (or any other person which takes over administration of that rate for dollars for a period equal in length to such Interest Period) as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to dollars then the LIBO Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(k)       The definition of “Maturity Date” is deleted in its entirety and replaced with the following:

“ “Maturity Date” means, with respect to the Revolving Loans and the Term Loan, August 16, 2020, unless accelerated pursuant to ARTICLE VII or, in respect of the Loans so extended, extended pursuant to Section 2.21.”

(l)        The definition of “Revolving Commitment” is amended by deleting the last sentence thereof and replacing it with the following:

“As of the First Amendment Effective Date, the aggregate principal amount of the Lenders’ Revolving Commitment is $125,000,000 as set forth on Schedule 2.01 under “Revolving Commitments.” ”

(m)      The following definition of “Sanction” is hereby added to Section 1.01 in proper alphabetical order:

“ “Sanction” means any economic or trade sanction administered by the United States Government (including, without limitation, any economic or trade sanction administered by OFAC), and any other economic or trade sanction administered by any other sanctions authority of any relevant jurisdiction where the Borrower or any Subsidiary maintains assets or engages in business (including, if applicable, any economic or trade sanction administered by the United Nations Security Council, the European Union or Her Majesty’s Treasury).”

(n)       The definition of “Sanctioned Country” is hereby deleted in its entirety.

(o)       The definition of “Term Commitments” is deleted in its entirety and replaced with the following:

“ “Term Commitments” means the aggregate principal amount of the Lenders’ Term Commitments.  As of the First Amendment Effective Date, the Term Commitments

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are in an amount equal to $550,000,000 as set forth on Schedule 2.01 under “Term Loan Commitments.” ”

(p)       The definition of “Term Loan” is deleted in its entirety and replaced with the following:

“ “Term Loans” means the term loan made pursuant to Section 2.01(b) and, if applicable, the Incremental Term Loans.”

Section 1.02          Amendment to Section 2.01(b).  Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)         Term Loan.  Subject to the terms and conditions set forth herein, each Lender agrees to make or maintain, as applicable, a term loan (the “Term Loan”) to the Borrower on the First Amendment Effective Date not to exceed such Lender’s Term Commitment.  Such Term Loan shall be made or maintained by way of a single Borrowing funded pursuant to a Borrowing Request made on or before the First Amendment Effective Date.  Any portion of each Lender’s Term Commitment not utilized by such Borrowing on such date shall be permanently canceled.  All amounts outstanding under the Term Loan shall, at the option of the Borrower, be made and maintained as ABR Borrowings or Eurodollar Borrowings, or a combination thereof, bearing interest in accordance with Section 2.13(a) or (b), as applicable.  This Section 2.01(b) shall not apply to Incremental Term Loans, which shall be advanced in accordance with Section 2.20(g).”

Section 1.03          Amendment to Section 2.09(a).  Section 2.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)         The Term Commitment of each Lender shall terminate at the close of business on the First Amendment Effective Date.”

Section 1.04          Amendment to Section 2.20.  Section 2.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 2.20        Increase of Commitments; Incremental Term Loans.

(a)           If, immediately prior to and immediately after giving effect to any increase in the Commitments pursuant to this Section 2.20, no Default shall have occurred and be continuing, the Borrower may at any time and from time to time, but in no event more than one (1) time per fiscal quarter, request an increase of the Commitments of one or more Classes (each, an “Incremental Commitment Increase”), by notice to the Administrative Agent in writing of the amount of such proposed increase (such notice, a “Commitment Increase Notice”); provided, however, that (i) each such Incremental Commitment Increase for each Class shall be in a principal amount of at least $5,000,000, (ii) the Commitment of any Lender may not be increased without such Lender’s consent, and (iii) the Borrower shall not have the right to increase the aggregate Commitments if the effect of such increase would cause the aggregate of all Incremental Commitment Increases during the term hereof to exceed $50,000,000.  The

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Administrative Agent shall promptly, and in any event within five (5) Business Days after Administrative Agent’s receipt of a Commitment Increase Notice, notify (A) each Lender, and (B) with the consent of the Administrative Agent (which consent will not be unreasonably withheld, delayed or conditioned), each Person not then a Lender but which is a bank or other financial institution selected by the Borrower, in each case of the Borrower’s request for such increase and the Borrower’s invitation to participate in all or a portion of such increase.

(b)           Each Lender desiring to increase its Commitment shall notify the Administrative Agent in writing no later than fifteen (15) days after receipt by the Lender of such notice from the Administrative Agent.  Any Lender that accepts an offer to it by the Borrower to increase its Commitment pursuant to this Section 2.20 shall, in each case, execute an agreement (a “Commitment Increase Agreement”), in substantially the form attached hereto as Exhibit G, with the Borrower and the Administrative Agent, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and the definition of Revolving Commitment and/or Term Commitment, as applicable, in Section 1.01 and Schedule 2.01 hereof shall be deemed to be amended to reflect such increase.  Any Lender that does not notify the Administrative Agent within such period that it will increase its Commitment shall be deemed to have rejected such offer to increase its Commitment.  No Lender shall have any obligation whatsoever to agree to increase its Commitment.  Any agreement to increase a Lender’s pro rata share of the increased Commitment shall be irrevocable and shall be effective upon notice thereof by the Administrative Agent at the same time as that of all other increasing Lenders.

(c)           Any additional bank or financial institution that the Borrower selects to offer participation in the increased Commitments shall execute and deliver to the Administrative Agent a New Lender Agreement (a “New Lender Agreement”), in substantially the form attached hereto as Exhibit H, setting forth its Commitment, and upon the effectiveness of such New Lender Agreement such bank or financial institution (a “New Lender”) shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and the signature pages hereof shall be deemed to be amended to add the name of such New Lender and the definition of Revolving Commitment and/or Term Commitment, as applicable, in Section 1.01 and Schedule 2.01 hereof shall be deemed amended to increase the aggregate Commitments of the Lenders by the Commitment of such New Lender; provided that the Commitment of any New Lender shall be in a principal amount not less than $5,000,000.  Each New Lender Agreement shall be irrevocable and shall be effective upon notice thereof by the Administrative Agent at the same time as that of all other New Lenders.

(d)           The effectiveness of any New Lender Agreement or Commitment Increase Agreement shall be contingent upon receipt by the Administrative Agent of such corporate resolutions of the Borrower and legal opinions of counsel to the Borrower as the Administrative Agent shall reasonably request with respect thereto, in each case in form and substance reasonably satisfactory to the Administrative Agent.  Once a New Lender Agreement or Commitment Increase Agreement becomes effective, the

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Administrative Agent shall reflect the increases in the Commitments effected by such agreements by appropriate entries in the Register.

(e)           If any bank or financial institution becomes a New Lender with respect to Revolving Loans pursuant to Section 2.20(c) or any Lender’s Revolving Commitment is increased pursuant to Section 2.20(b), additional Revolving Loans made on or after the effectiveness thereof (the “Re-Allocation Date”) shall be made pro rata based on their respective Revolving Commitments in effect on or after such Re-Allocation Date (except to the extent that any such pro rata borrowings would result in any Lender making an aggregate principal amount of Loans in excess of its Revolving Commitment, in which case such excess amount will be allocated to, and made by, such New Lender and/or Lenders with such increased Revolving Commitments to the extent of, and pro rata based on, their respective Revolving Commitments), and continuations of Revolving Loans outstanding on such Re-Allocation Date shall be effected by repayment of such Revolving Loans on the last day of the Interest Period applicable thereto or, in the case of ABR Revolving Loan(s), on the date of such increase, and the making of new Revolving Loans of the same Type pro rata based on the respective Revolving Commitments; provided, however, for the purpose of Section 4.02, the making of such new Loans shall be deemed continuations of Borrowings.

(f)            If on any Re-Allocation Date there is an unpaid principal amount of Eurodollar Revolving Loans, such Eurodollar Revolving Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the Borrower elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such Eurodollar Revolving Loans pro rata based on the respective principal amounts thereof outstanding.

(g)           On the effective date of any Incremental Commitment Increase in respect of the Term Commitments, each Lender with a new or increased Term Commitment shall make a Loan (each such loan, an “Incremental Term Loan”) to the Borrower in a principal amount equal to the amount of (i) with respect to an existing Lender, the amount of the increase with respect to such Lender’s increased Term Commitment, or (ii) with respect to a New Lender, such Lender’s new Term Commitment, as set forth in such Lender’s Commitment Increase Agreement or New Lender Agreement, as applicable.  Incremental Term Loans shall be “Term Loans” for all purposes under this Agreement.”

Section 1.05          Amendment to Section 3.15.  Section 3.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 3.15        OFAC.  Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any of their respective directors or officers, or any of their respective agents or representatives acting or benefiting in any such capacity in connection with this Agreement, is a Person (a) currently the subject of any Sanction, (b) listed in the most current annex to, or otherwise currently the subject of the provisions of, any executive order administered by OFAC or the U.S. Department of State, or (c) named as a “Specially Designated National” in the most current list published by OFAC at its official website or any replacement website or other

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replacement official publication of such list (each Person referred to in any of the preceding clauses (a) - (c), a “Designated Person”).”

Section 1.06          Amendment to Article III.  Article III of the Credit Agreement is hereby amended to add the following new Section 3.16 at the end of said Article III:

“Section 3.16        Anti-Corruption Laws.  The Borrower and its Subsidiaries (a) are in compliance with (i) the United States Foreign Corrupt Practices Act of 1977, as applicable to them, and (ii) other similar anti-corruption legislation in other relevant jurisdictions in which they maintain assets or engage in business, which otherwise are applicable to them (collectively, the laws referred to in the preceding clauses (i) and (ii), the “Anti-Corruption Laws”), other than any failure or failures to comply with Anti-Corruption Laws (A) that are isolated and do not evidence a pervasive or systemic pattern of violations of such laws and regulations or a significant deficiency in the implementation of the hereinafter referenced policies and procedures to promote and achieve compliance by the Borrower and its Subsidiaries with Anti-Corruption Laws and are immaterial to the Borrower and its Subsidiaries taken as a whole, or (B) that arise from actions or incidents that have been publicly disclosed by the Borrower or disclosed in writing to the Administrative Agent (with a copy to Lenders), in each case, at least twenty (20) days prior to the First Amendment Effective Date, and (b) have instituted and maintain commercially reasonable policies and procedures which they reasonably believe are designed to promote and achieve their respective compliance with such Anti-Corruption Laws.”

Section 1.07          Amendment to Section 5.07.  Section 5.07 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.07        Compliance with Laws.  The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including Anti-Corruption Laws), except in such instances in which (a) such law, rule, regulation or order is being contested in good faith by appropriate proceedings, if necessary, diligently conducted, or (b) the failure to comply therewith could not reasonably be expected to result in a Material Adverse Effect.  The Borrower and its Subsidiaries will institute and maintain commercially reasonable policies and procedures which they reasonably believe are designed to promote and achieve their respective compliance with Anti-Corruption Laws.”

Section 1.08          Amendment to Section 5.08.  Section 5.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.08        Use of Proceeds.  The proceeds of the Loans will be used only for the general partnership purposes of the Borrower and its Subsidiaries.  No part of the proceeds of any Loan will be used, whether directly or indirectly, (a) to fund any activities or business of, or with, any Designated Person or in any country or territory that, at the time of such funding, is the subject of any Sanctions, (b) in any manner that would result in a material violation of any Sanctions by the Borrower or its Subsidiaries,

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(c) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, or (d) for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.”

Section 1.09          Amendment to Section 6.04.  Subclause (ii) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii)         so long as no Event of Default shall have occurred and be continuing and provided that no Event of Default would result from the making of such Restricted Payments, the Borrower may make Restricted Payments.”

Section 1.10          Amendment to Section 9.01(a).  Section 9.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)         If to the Borrower, to 333 Clay Street, Suite 1600, Houston, Texas 77002, Attention of Sharon S. Spurlin, Vice President and Treasurer (Telecopy No. 713.646.4564).”

Section 1.11          Amendment to Schedule 2.01  Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replace by Schedule 2.01 attached hereto.

Section 1.12          Amendment to Exhibit G.  Exhibit G to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit G attached hereto.

Section 1.13          Amendment to Exhibit H.  Exhibit H to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit H attached hereto.

ARTICLE II
SECURITY INTEREST

Section 2.01          Effect of Amendment.  In connection with the amendment of the Credit Agreement pursuant hereto, Borrower, Administrative Agent and Lenders shall, as of the First Amendment Effective Date, make adjustments to the outstanding principal amount of the Loans under the Credit Agreement (but not any interest accrued thereon prior to the First Amendment Effective Date or any accrued commitment fees under the Credit Agreement prior to the First Amendment Effective Date), including the borrowing of additional Loans hereunder and the repayment of Loans under the Credit Agreement plus all applicable accrued interest, fees and expenses as shall be necessary to provide for Loans by each Lender in proportion to, and in any event not in excess of, the amount of its relevant Commitments as of the First Amendment Effective Date, but in no event shall such adjustment of any Eurodollar Loans entitle any Lender to any reimbursement under Section 2.16 of the Credit Agreement; provided that the foregoing is not intended to relieve Borrower for paying any such costs to Lenders under the Credit Agreement to the extent such lenders are no longer Lenders following the First Amendment Effective Date, and each Lender shall be deemed to have made an assignment of its outstanding Loans and Commitments under the Credit Agreement, and assumed outstanding Loans and Commitments of other Lenders under the Credit Agreement, as may be necessary to effect the foregoing.

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Section 2.02          Existing Collateral.  Borrower, in its capacity as Borrower under the Credit Agreement and in its capacity as Pledgor under the Second Amended and Restated Pledge and Security Agreement dated effective as of September 26, 2013 (the “Pledge Agreement”), between Borrower and the Administrative Agent, as Secured Party, acknowledges and agrees that the Collateral pledged pursuant to the Pledge Agreement shall continue to secure the payment of its Obligations under the Credit Agreement as amended by this First Amendment and hereby acknowledges, affirms and grants and re-grants the security interests of the Pledge Agreement to secure the Obligations.

Section 2.03          Ratification.  Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this First Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders created by or contained in any of such documents nor is Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND EFFECTIVENESS

Section 3.01          Representations and Warranties.  Borrower represents and warrants to the Lenders that:

(a)       this First Amendment has been duly authorized, executed and delivered on its behalf; the Credit Agreement, as amended hereby, together with the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)       the representations and warranties of Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than those representations and warranties that expressly relate to a specific earlier date, which shall be true and correct in all material respects as of such earlier date); and

(c)       immediately after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

Section 3.02          Effectiveness.  This First Amendment shall become effective on the date (the  “First Amendment Effective Date”) when, and only when the Administrative Agent notifies Borrower of the satisfaction of the following conditions:

(a)       the Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other

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electronic transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment;

(b)       the Administrative Agent shall have received resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the general partner of Borrower authorizing the execution, delivery and performance of this First Amendment, attached to an original certificate of an authorized officer of the general partner of Borrower, dated as of the First Amendment Closing Date certifying (i) that the resolutions attached thereto (A) are true, correct and complete copies of all resolutions duly adopted by the general partner of Borrower with respect to the transactions contemplated hereby and (B) have not been amended, modified, revoked or rescinded as of the First Amendment Closing Date, (ii) that the agreement of limited partnership of Borrower has not been amended or otherwise modified since the Effective Date, except pursuant to any amendments attached thereto, and (iii) as to the incumbency and signature of the officers of the general partner of Borrower executing this First Amendment;

(c)       Each of the representations and warranties made by Borrower in Section 3.01 of this First Amendment shall be true and correct;

(d)       No Default or Event of Default shall have occurred and be continuing;

(e)       the Administrative Agent or counsel to the Administrative Agent shall receive such other certificates, instruments or documents as the Administrative Agent may have reasonably requested; and

(f)        Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of counsel for the Borrower, relating to the Borrower, this First Amendment or the Transactions and any other matters as Lenders shall reasonably request.  The Borrower hereby requests such counsel to deliver such opinion.

The Administrative Agent shall notify Borrower and the Lenders of the First Amendment Effective Date upon the satisfaction of all of the foregoing conditions, and such notice shall be conclusive and binding.

ARTICLE IV
MISCELLANEOUS PROVISIONS

Section 4.01          Effect of Amendment. From and after the First Amendment Effective Date:

(a)       the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified, the Credit Agreement shall continue in full force and effect;

(b)       the Credit Agreement and this First Amendment shall be read and construed as one and the same instrument;

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(c)       this First Amendment shall constitute a Loan Document and the execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of the Loan Documents; and

(d)       any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this First Amendment.

Section 4.02          Increase in Commitments; Extension of Maturity Date.  For the avoidance of doubt, this First Amendment is not, and shall not be deemed to be, an exercise of Borrower’s right to increase the Commitment of any Lender pursuant to Section 2.20 of the Credit Agreement or to extend the Maturity Date pursuant to Section 2.21 of the Credit Agreement.

Section 4.03          Governing Law.  This First Amendment shall be construed in accordance with and governed by the laws of the State of New York; provided that the Administrative Agent and each Lender shall retain, as applicable, all rights arising under the federal laws of the United States of America.

Section 4.04          Counterparts.  This First Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original, facsimile or other electronic form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 4.05          Headings.  The headings herein shall be accorded no significance in interpreting this First Amendment.

Section 4.06          Binding Effect.  This First Amendment shall be binding upon and inure to the benefit of Borrower, the Lenders (as defined in the Credit Agreement) and the Administrative Agent and their respective successors and assigns permitted by the Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PLAINS AAP, L.P.,
a Delaware limited partnership

By:	Plains All American GP LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Sharon S. Spurlin
	Name:	Sharon S. Spurlin
	Title:	Vice President and Treasurer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

CITIBANK, N.A.,
as Administrative Agent, Issuing Bank
and as a Lender

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Co-Syndication Agent and as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

DNB CAPITAL LLC,
as Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized signer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

MIZUHO BANK, LTD.,
as Co-Syndication Agent and as a Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

SCOTIABANC, INC.,
as Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A.,
as Lender

By:	/s/ Michael A. Tribolet
Name:	Michael A. Tribolet
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

BNP PARIBAS,
as Lender

By:	/s/ Joe Onishuk
Name:	Joe Onishuk
Title:	Managing Director

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

COMPASS BANK,
as Lender

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Caleb Allen
Name:	Caleb Allen
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

SUNTRUST BANK,
as Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Denise He
Name:	Denise He
Title:	Assistant Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY,
as Lender

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

FIFTH THIRD BANK,
as Lender

By:	/s/ Ben Brodsky
Name:	Ben Brodsky
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director
Banking Products Services, US

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

REGIONS BANK,
as Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

AMEGY BANK, N.A.,
as Lender

By:	/s/ Sam Trail
Name:	Sam Trail
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ING CAPITAL LLC,
as Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Hans Beekmans
Name:	Hans Beekmans
Title:	Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

MORGAN STANLEY BANK, N.A.,
as Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

SCHEDULE 2.01

COMMITMENTS

Lender	Term Loan Commitments	Revolving Commitments	Total Commitments

Citibank, N.A.	$7,000,000	$28,000,000	$35,000,000
Bank of America, N.A.	$34,750,000	—	$34,750,000
DNB Capital LLC	$34,750,000	—	$34,750,000
JPMorgan Chase Bank, N.A.	$34,750,000	—	$34,750,000
Mizuho Bank, Ltd.	$29,750,000	$5,000,000	$34,750,000
U.S. Bank, National Association	$22,000,000	$10,000,000	$32,000,000
ScotiaBanc Inc.	$30,000,000	—	$30,000,000
Wells Fargo Bank, N.A.	$30,000,000	—	$30,000,000
BNP Paribas	$29,000,000	—	$29,000,000
Compass Bank	$29,000,000	—	$29,000,000
Royal Bank of Canada	$29,000,000	—	$29,000,000
Sumitomo Mitsui Banking Corporation	$29,000,000	—	$29,000,000
SunTrust Bank	$29,000,000	—	$29,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$29,000,000	—	$29,000,000
PNC Bank, National Association	$26,000,000	—	$26,000,000
Barclays Bank PLC	—	$24,000,000	$24,000,000
Canadian Imperial Bank of Commerce, New York Agency	$24,000,000	—	$24,000,000
Deutsche Bank AG New York Branch	—	$24,000,000	$24,000,000
Fifth Third Bank	$24,000,000	—	$24,000,000
UBS AG, Stamford Branch	—	$24,000,000	$24,000,000
Regions Bank	$23,000,000	—	$23,000,000
Amegy Bank, N.A.	$22,000,000	—	$22,000,000
ING Capital LLC	$22,000,000	—	$22,000,000
Morgan Stanley Bank, N.A.	$12,000,000	$10,000,000	$22,000,000

TOTAL	$550,000,000	$125,000,000	$675,000,000

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EXHIBIT G

FORM OF COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement dated as of [                                  ] (this “Agreement”) is among (i) Plains AAP, L.P. (the “Borrower”), (ii) Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Second Amended and Restated Credit Agreement dated as of September 26, 2013 (as the same may be amended or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Lenders party thereto and the Administrative Agent, and (iii)                                            , an existing Lender party to the Credit Agreement, who is increasing its Commitment hereunder (the “Increasing Lender”). Capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined).

Preliminary Statements

(A)          Pursuant to Section 2.20 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Commitments under the Credit Agreement by agreeing with, among others, an existing Lender to increase that Lender’s Commitment.

(B)          The Borrower has given notice to the Administrative Agent of its intention to increase the Commitments pursuant to such Section 2.20 by increasing [the Revolving Commitment of the Increasing Lender from $               to $                     [and] the Term Commitment of the Increasing Lender from $                    to $                       ], and the Administrative Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

SECTION 1.  Increase of Commitment[s].  Pursuant to Section 2.20 of the Credit Agreement, [the Revolving Commitment of the Increasing Lender is hereby increased from $                            to                                [and] the Term Commitment of the Increasing Lender is hereby increased from $                        to $                      ].

SECTION 2.  Consent.  The Administrative Agent hereby consents to the increase in the Commitment[s] of the Increasing Lender effectuated hereby.

SECTION 3.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York.

SECTION 4.  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5.  Increasing Lender Credit Decision.  The Increasing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other

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Lender and based on the financial statements referred to in the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein.  The Increasing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 6.  Representation and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)                                 The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s limited partnership power, have been duly authorized by all necessary limited partnership action and do not (i) violate the Borrower’s Partnership Agreement or certificate of limited partnership or (ii) result in a default under any material indenture, agreement or other instrument binding upon the Borrower.

(b)                                 No authorization, consent or approval of any Governmental Authority is required to be obtained or made by the Borrower as a condition to its valid execution, delivery and performance of this Agreement except such as have been obtained or made and are in full force and effect.

(c)                                  This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d)                                 The aggregate principal amount of the Incremental Commitment Increases under the Credit Agreement, including any increases pursuant to Section 2.20 thereof, does not exceed $50,000,000.

(e)                                  No Default or Event of Default has occurred and is continuing.

SECTION 7.  Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent within 30 days after Borrower’s receipt of reasonably detailed invoices or statements in connection with the preparation, negotiation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, in each case to the extent required to be paid by the Borrower pursuant to Section 9.03(a) of the Credit Agreement.

SECTION 8.  Effectiveness.  When, and only when, the Administrative Agent shall have received counterparts of, or telecopied or otherwise electronically transmitted signature pages of, this Agreement executed by the Borrower, the Administrative Agent and the Increasing Lender, this Agreement shall become effective as of the date first written above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

BORROWER:

PLAINS AAP, L.P.,
a Delaware limited partnership

By:	Plains All American GP LLC
a Delaware limited liability company,
its general partner

By:
Name:
Title:

ADMINISTRATIVE AGENT:

CITIBANK, N.A.
as Administrative Agent

By:
Name:
Title:

INCREASING LENDER:

[NAME OF INCREASING LENDER]

By:
Name:
Title:

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EXHIBIT H

FORM OF NEW LENDER AGREEMENT

This New Lender Agreement (this “Agreement”) dated as of [                                     ] is among Plains AAP, L.P. (the “Borrower”), Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement described below, and [                                 ], a bank or financial institution that before giving effect to this Agreement is not a Lender party to the Credit Agreement (“New Lender”).  Capitalized terms used herein without definition have the meanings assigned to such terms in the Credit Agreement.

PRELIMINARY STATEMENTS

A.            Pursuant to Section 2.20 of the Second Amended and Restated Credit Agreement dated as of September 26, 2013 (as the same may be amended or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto, and the Administrative Agent, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Commitments under the Credit Agreement by offering to Lenders and other bank and financial institutions the opportunity to participate in all or a portion of the increased Commitments.

B.            The Borrower has given notice to the Administrative Agent of its intention to increase the [Revolving Commitments pursuant to such Section 2.20 by $[                  ] [and] the Term Commitments pursuant to such Section 2.20 by $[                 ]], and the Administrative Agent is willing to consent thereto.

C.            The New Lender desires to become a Lender under the Credit Agreement and extend [Revolving Loans [and] Term Loans] to the Borrower in accordance with the terms thereof.

Accordingly, the parties hereto agree as follows:

SECTION 1.         Loan Documents.  The New Lender hereby acknowledges receipt of copies of the Credit Agreement and the other Loan Documents.

SECTION 2.         Joinder to Credit Agreement. By executing and delivering this Agreement, the New Lender hereby agrees (i) to become a party to the Credit Agreement as a Lender as defined therein and (ii) to be bound by all the terms, conditions, representations, and warranties of the Credit Agreement and the other Loan Documents applicable to Lenders, and all references to the Lenders in the Loan Documents shall be deemed to include the New Lender. Without limiting the generality of the foregoing, [(i) the New Lender hereby agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in the New Lender’s Revolving Exposure exceeding its Revolving Commitment and the Revolving Commitment of the New Lender as of the date hereof shall be $[                  ] [and] (ii) the New Lender hereby agrees to make an Incremental Term Loan to the Borrower in the amount of $[                 ], and the Term Commitment of the New Lender as of the date hereof shall be $[                     ]].

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SECTION 3.         Consent.  The Administrative Agent hereby consents to the participation of the New Lender in the increased Revolving Commitment and/or Term Commitment, as applicable.

SECTION 4.         Representation and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)                                 The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s limited partnership power, have been duly authorized by all necessary limited partnership action and do not (i) violate the Borrower’s Partnership Agreement or certificate of limited partnership or (ii) result in a default under any material indenture, agreement or other instrument binding upon the Borrower.

(b)                                 No authorization, consent or approval of any Governmental Authority is required to be obtained or made by the Borrower as a condition to its valid execution, delivery and performance of this Agreement except such as have been obtained or made and are in full force and effect.

(c)                                  This Agreement constitutes a valid and binding agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d)                                 The aggregate principal amount of the Incremental Commitment Increases under the Credit Agreement, including any increases pursuant to Section 2.20 thereof, does not exceed $50,000,000.

(e)                                  No Default or Event of Default has occurred and is continuing.

SECTION 5.         Effectiveness.  This Agreement shall become effective upon the receipt by the Administrative Agent of the following:

(a)                                 Counterparts of, or telecopied or otherwise electronically transmitted signature pages of, this Agreement executed by the Borrower, the Administrative Agent and the New Lender;

(b)                                 An Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the New Lender;

(c)                                  If the New Lender is a Foreign Lender, any documentation required to be delivered by the New Lender pursuant to Section 2.17(e) of the Credit Agreement, duly completed and executed by the New Lender;

(d)                                 If requested by the Administrative Agent, a certified copy of the resolutions of the Board of Directors of the Borrower approving the increase in the Revolving

2

Commitment and/or the Term Commitment and this Agreement in a form reasonably acceptable to the Administrative Agent; and

(e)                                  If requested by the Administrative Agent, a legal opinion from counsel to the Borrower in a form reasonably acceptable to the Administrative Agent.

SECTION 6.         New Lender Credit Decision.  The New Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein.  The New Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

SECTION 7.         Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to any choice of law provision that would require the application of the law of another jurisdiction.

SECTION 8.         Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered in original or facsimile or other electronic form, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 9.         Expenses.  The Borrower shall pay, within 30 days of its receipt of reasonably detailed invoices or statements all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, in each case to the extent required to be paid by the Borrower pursuant to Section 9.03(a) of the Credit Agreement.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

BORROWER:

PLAINS AAP, L.P.,
a Delaware limited partnership

By:	Plains All American GP LLC
a Delaware limited liability company,
its general partner

By:
Name:
Title:

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By:
Name:
Title:

NEW LENDER:

[NAME OF NEW LENDER]

By:
Name:
Title:

4